Equity Securities, Measurement Alternative Cumulative Gains (Losses) (Details) - Measurement alternative [Member] - Nonmarketable equity securities [Member] - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Measurement Alternative Cumulative Gains (Losses)
Gross unrealized gains from observable price changes	$ 7,457	$ 7,614	$ 7,141
Gross unrealized losses from observable price changes	(53)	(44)	(14)
Impairment write-downs	$ (3,747)	$ (3,772)	$ (2,896)